Wells Fargo Real Estate Securities Conference
February 24, 2016


KUEHNE+NAGEL
Kuehne & Nagel, Camp Creek Business Park, Atlanta Airport Submarket

RELIABLE. ANSWERS.

DukeREALTY

Contents

Asset Strategy

- Industrial Portfolio 4
- Medical Office Portfolio 10
- Development Capabilities 16

Capital Recycling 22

Operating Strategy 24

Capital Strategy 30

Why Duke Realty 35



Strategy for Increasing Shareholder Value

Continued improvement in asset quality

- Industrial – Grow the overall portfolio mainly through development and select strategic acquisitions. Maintain best in class quality in strategic distribution corridors.
- MOB – Continue to grow through development. Maintain best in class quality with top rated health systems.
- Office – Less than 8% at 12/31/2015. Continue to dispose of assets into 2016.

Grow cash flow (AFFO) and net asset value (NAV)

- Maintain occupancy with Best in Class portfolio
- Improved rent growth through rental rate increases and annual escalations
- Focus on minimization of capital expenditures
- Value creation through delivery of development projects and monetization of land



ASSET STRATEGY
OPERATIONS STRATEGY
CAPITAL STRATEGY

Continue to improve overall leverage profile

- Fund development and debt maturities with disposition proceeds
- Balance debt maturities and reduce weighted average borrowing costs
- Improve credit profile to BBB+ levels


1009
Park 840 (Starbucks), Nashville, TN

ASSET STRATEGY
INDUSTRIAL PORTFOLIO

Industrial Strategy

- Leverage 40 years of industrial operating and development experience as primary driver of company growth
- Focus on larger, modern bulk distribution product which results in higher credit quality tenants with fewer overall tenants to manage
- Geographic strategy focused on major markets in key trucking, rail and shipping corridors
- Growing NOI stream with contractual rent escalations and increasing rental rates on rollover; capture improving market rent growth; low capex
- Leverage expertise in e-commerce and supply chain reconfiguration along with key long term relationships with national tenants
- Utilize land positions in existing markets to grow platform through higher yield development

Premier Quality Industrial Portfolio

Building Size Breakdown



<100K SF:
6%
6 Million
Total SF
100K-500K SF:
52%
59 Million
Total SF
48 Million
Total SF
>500K SF:
42%

Note: Figures represent in-service population at pro rata ownership share

Average Tenant Size

(in square feet)



27K
98K
531K
126K
<100K SF
100K-500K SF
>500K SF
Total Portfolio

Occupancy



92%
97%
97%
<100K SF
100K-500K SF
>500K SF

Note: Figures represent in-service population at pro rata ownership share

In-Service Industrial Portfolio – Peer Comparison

U.S. Industrial Exposure

(in millions of square feet)



< 100K SF
100K-500K SF
> 500K SF
288
42
166
80
113
6
59
48
80
11
44
25
62
9
39
15
62
16
32
14
50
3
38
9
35
19
16
1
PLD
DRE
LPT
DCT
FR
STAG
EGP

Source: Estimates based on pro rata ownership percent of domestic, industrial-only facilities per Q4 supplemental reports (STAG data from 3Q supplemental). Building count by size allocations per CoStar database.

Average Building Size

(000's square feet)



87
106
157
166
182
186
281
EGP
FR
DCT
PLD
LPT
STAG
DRE

Source: Estimates based on domestic, industrial-only facilities per Q4 2015 company supplementals. (LPT per CoStar Dec 2015 and STAG data per Q3 2015 supplemental). No adjustment for partial property ownership interests.

Average Building Age

(in years)



DRE
11
LPT
12
DCT
17
PLD
17
EGP
18
FR
21
STAG
25

Source: Per CoStar database based on wtd avg RBA basis, bulk and flex categories, December 2015. DRE per internal records. No adjustment for partial property ownership interests.

Industrial Portfolio Transformation


Seattle
Northern California
Southern California
Phoenix
Minneapolis
Chicago
Indianapolis
St. Louis
Columbus
Cincinnati
Nashville
Pennsylvania
New Jersey
Baltimore
Washington DC
Raleigh
Atlanta
Savannah
Dallas
Houston
Central Florida
South Florida

Note: Basis is $ invested and at ownership share

- 2009 Concentration
- 2015 Q4 Concentration
- < $100 million
- $100 - $150 million
- $150 – $200 million
- $200 – $300 million
- $300 – $450 million
- > $450 million

- Increased the size of industrial portfolio by adding over $2.8 billion of new industrial investments since 2009.
- Improved the quality and number of regions.
- Tier 1 market NOI:

Chicago	10.4%
Atlanta	8.2%
Dallas	7.8%
South Florida	7.4%
So Cal.	3.2%
Pennsylvania	2.7%
New Jersey	2.2%
	41.9%

Leading the Nation in E-commerce Relationships

amazon BON·TON carter's Crate&Barrel Walmart Save money. Live better.

RH RESTORATION HARDWARE



AA 21
AA 23
AA 25

STAPLES

TigerDirect

Innotrac

GNC LIVE WELL.

weber

HD SUPPLY ULTA BEAUTY Room&Board follett HIGHER EDUCATION GROUP


St. Vincent
CARMEL
WOMEN'S CENTER
St. Vincent Women's Medical Center, Indianapolis, IN

ASSET STRATEGY
MEDICAL OFFICE PORTFOLIO

Medical Office Platform Enhances Risk-adjusted Returns

- Growth industry with recession resistant performance
- Best in class development team able to produce consistent development opportunities through economic cycles
- Substantially all on-campus and/or aligned with major hospital systems
- Long term leases averaging nearly 13 years
- Consistent NOI growth with typical leases including 2-3% annual net rent escalations and expense increase pass-throughs

Medical Office Portfolio

	In-Service	Under Development	Total
Properties	73	10	83
Square Feet	5.9 M	636K	6.6 M
Investment $	$1.4 B	$246 M	$1.7 B
Annual NOI $ (1)	$113 M	$18 M	$131 M
Leased Occupancy	96%	81%	94%

As of 12/31/15

(1) In-service represents actual annualized NOI for most recent quarter. Under development represents estimated stabilized NOI.


MOB
Off-Campus 2%
MOB Aligned w/
Health System
23%
MOB
On-Campus
75%

Investment by product type

Top Health System Relationships

High Quality, Growing Cash Flow and Strong Development Opportunities

Health System	Credit Rating (Moody's)	Rentable SF	% of Total Square Feet
Baylor Scott & White	Aa3	1,108,000	17.9%
Ascension Health	Aa2	454,000	7.4%
Catholic Health Initiatives	A2	382,000	6.2%
Health & Hospital Corp Marion County	Aa1	274,000	4.4%
Adventist Health	Aa2	242,000	3.9%
Veterans Administration	Aaa	224,000	3.6%
Carolinas Health	Aa3	190,000	3.1%

Overall 49% of space leased to "A" or better rated tenants

Lease Expirations

(% of Avg. Annual Rental Revenue)


2%
3%
8%
6%
7%
5%
6%
2016
2017
2018
2019
2020
2021
2022

As of 12/31/15

Best in Class Medical Office Platform

Peer Comparison

	DRE	HCN	HCP	HR	HTA	VTR
Portfolio Size						
Number of Properties	83	243	227	198	305	371
Square Feet (in MM's)	6.6	16.2	17.1	14.3	15.5	20.6
Total Investment (in $MM's)	$1,688	N/A[1]	$3,475	$3,339	$3,636	$5,181
Operating Statistics						
Average Age[2]	7 yrs	12 yrs	22 yrs	N/A	11 yrs	16 yrs
Square Feet / Property	79k SF	67k SF	75k SF	72k SF	51k SF	56k SF
Est'd Annualized NOI $ / SF	$19.1	$19.5	$15.8	$16.7	$18.5	$18.6
In-Service Occupancy	95.5%	95.1%	91.9%	87.6%	92.0%	92.3%
Same Prop NOI Growth	5.4%	2.5%	2.1%	5.2%	3.1%	2.3%
% of MOB's On-Campus / Aligned[3]	97.8%	95.2%	94.8%	89.0%	97.0%	96.0%

(1) HCN discontinued reporting Total Investment $ by product type in 1Q15, therefore, metrics above tied to Investment $ is not attainable for 4Q15. For reference, Total Investment $ for HCN Outpatient Medical was $3.98B at December 31, 2014.
(2) Average age per disclosure or weighted on average investment basis per latest 10K filing
(3) On-Campus / Aligned refers to a property that is 1) located on or adjacent to a healthcare system, 2) off-campus and leased 50% or more to a healthcare system, or 3) an ASC / specialty hospital with a hospital partnership interest

Sources: Per quarterly Company filings/Financial Supplements for HCP, VTR, HCN, HR, & HTA.
DRE HC per quarterly Company filings/Financial Supplements & HC Portfolio Analysis & Projections.

Very Strong Pricing for Top Quality Assets



9.0%
8.0%
7.0%
6.0%
5.0%
CAP RATE
MidWest Ortho at RUSH Medical Building Chicago, IL $63,200,000 Sold January 2015
Red Rocks Medical Center Golden, CO $52,000,000 Sold October 2014
Renewal Medical Center Lone Tree, CO $7,900,000 Sold February 2015
Bend Memorial Clinic Bend, OR $34,600,000 Sold May 2015
Class "A" On-Campus MOB 5.00% - 5.50%
Class "A" Off-Campus MOB 5.50% - 6.00%
Class "B" On-Campus MOB 6.00% - 6.50%
Class "B" Off-Campus MOB 6.50% - 7.50%
Duke Realty's Focus
LOWER
PERCEIVED RISK
HIGHER

Source: CBRE Capital Markets, August 2015


Legacy Commerce Center Brownfield Development, Linden, NJ

ASSET STRATEGY
DEVELOPMENT CAPABILITIES

Development Strategic Advantages

- Over 40 years of experience in development
- Land held for development is located in strategic locations that can support more than 32 million square feet of Industrial development
- Strategic relationships with national customers, with 80% of development starts since 2009 repeat business
- Fully staffed internal team involved in all aspects of development, including pre-construction and construction to deliver lowest cost projects
- Risk management policies in place to govern development pipeline size and speculative exposure

Track Record	Project Count	Investment ($ millions)	Yield(1)	Estimated Value Creation at Market Cap Rates(2)	Estimated Profit Margin
2005 – 2015	271	$5,225	8.0%	$953 million	18%
Dec 31 Pipeline	28	665	6.9%	$115 million	17%
Total	299	$5,890	7.9%	$1,068 million	18%

(1) Based on final stabilized initial cash yield; (2) Value creation uses market cap rates at delivery date, with cap rate sources per CBRE and internal records

Scalable Development Platform - Proven through Cycles


Development Starts
(in $ millions)
Office
Medical
Industrial
$130M Total
56
74
$202M Total
63
120
19
$519M Total
23
194
302
$665M Total
114
179
372
$563M Total
77
112
374
$684M Total
156
528
$600M to $400M
2010
2011
2012
2013
2014
2015
2016 Guidance

Medical office development was significant even during recession

Successful Execution of Speculative Developments

Post-Recession Speculative Development Projects Now In-Service

Product Type	# of Projects	Value ($MM)	Occupancy at start date	Dec 31, 2015 Occupancy
Industrial	18	$337	7%	71%
MOB	10	140	52%	90%
Totals	**28**	**$477**	**12%**	**73%**

➡ Highly successful lease-up execution of post-2009 speculative / partially leased developments placed in service by December 31, 2015

2015 Select Industrial Development Starts



Minneapolis -St.Paul
- Build to suit for Milestone Technologies
- 242,000 SF
- 100% pre-leased for 10 years

Chicago
- Two build to suits for Fellowes and Shorr Packaging
- 499,000 SF and 243,000 SF
- 100% pre-leased for 10 and 12 years

Columbus
- Build to suit JV development for Amazon
- 1,016,000 SF
- 100% pre-leased for 15 years

Eastern Pennsylvania
- Speculative development in Lehigh Valley
- 1,104,000 SF

Indianapolis
- Build to suit JV development in Airport submarket for IDS
- 451,000 SF
- 100% pre-leased for 13 years

New Jersey
- Speculative development near Newark Airport
- 495,000 SF

Baltimore
- Speculative development at Port of Baltimore
- 264,000 SF
- 76% pre-leased to Lochridge for 10 years

Dallas
- Build to suit for Shippers Warehouse
- 589,000 SF
- 100% pre-leased for 10 years

Houston
- Speculative development
- 110,000 SF
- 68% pre-leased to Floor & Décor for 10 years

South Florida
- Four speculative developments
- 405,000 SF
- 10% pre-leased

Atlanta
- Speculative development near Hartsfield airport
- 615,000 SF

Healthcare Development Pipeline



Centegra Health
- 70% pre-leased development in Chicago
- 80,000 SF

Centerre
- Build to suit development in Cleveland area
- 55,000 SF
- 100% pre-leased for 15 years

Main Line Health
- 54% pre-leased development in Philadelphia
- 100,000 SF

Emerus/SCL Health
- Three build to suits in Denver area totaling 129,000 SF
- 100% pre-leased for 15 year terms

Bethesda Hospital
- Build to suit expansion in Cincinnati
- 49,000 SF
- 100% pre-leased for 15 years

Baylor, Scott and White
- 50% pre-leased development in Dallas
- 76,000 SF

Baptist Health
- 81% pre-leased development
- 78,000 SF

Tri-Health
- Build to suit development in Cincinnati
- 69,000 SF
- 100% pre-leased for 15 years






CAPITAL RECYCLING / SELF-FUNDING

Strategic Capital Recycling Activity since 2011

Proceeds from Dispositions used to fund development and acquisitions, de-lever the balance sheet and position for long-term AFFO growth

(Figures in $000's)

Year	Dispositions	Development Starts	Acquisitions
2011	1,634,000	202,000	727,000
2012	140,000	519,000	780,000
2013	877,000	665,000	545,000
2014	736,000	563,000	131,000
2015	1,818,000	684,000	28,000
	$ 5,205,000	**$ 2,633,000**	**$ 2,211,000**
2016 Est Ranges	*$600-900M*	*$400-$600M*	*$0 - $50M*


01
02
CROWN

OPERATING STRATEGY

Same Property Growth vs Peers

DRE Same Property Growth Best in Sector since Recession and Lowest Volatility


7%
5%
3%
1%
-1%
DRE - Industrial only
Industrial Peer Average
2.3%
-4.8%
1.9%
0.9%
3.1%
3.2%
3.6%
2.5%
4.3%
3.0%
4.8%
4.7%
2010
2011
2012
2013
2014
2015

Source: Company supplementals and Green Street advisors. Annual data is TTM, YTD is straight average of quarterly data: Peers included to match Green Street sector quarterly - PLD, DCT, FR, EGP and LPT; peer average on a straight average basis.

Low Capex and Low Volatility Cash Flow Characteristics

Historical Data since 2007 for Duke Industrial portfolio supports lower capex, higher occupancy and lower occupancy volatility for larger, modern facilities

Capital Expenditures Analysis

Historical Average TIs/LCs

(as % of Net Effective Rent*)



16.1%
14.0%
12.9%
<100K SF
100K-500K SF
>500K SF

*Net Effective Rent ("NER") is the total rent collected over the life of a lease. Capex comprises second generation TI's and LC's.

Historical Average Building Improvements**

(per square foot)



$0.15
$0.06
$0.02
<100K SF
100K-500K SF
>500K SF

** Comprises capital costs to maintain the quality and functionality of a building - primarily roof, HVAC, lobby, parking and truck court replacements.

Historical Occupancy

(Stabilized, in-service properties only)



100.0%
98.4%
96.1%
97.4%
93.9%
88.0%
96.0%
92.2%
86.1%
<100K SF
100K-500K SF
>500K SF
Legend:
Historical High-to-Low
Average Occupancy since 2007 by Property Size =

Continuing NOI Growth | Drivers of Future NOI Upside

Steady Same Property NOI Growth



+3.2%
+2.5%
+3.7%
+4.4%
+4.7%
2011
2012
2013
2014
2015
Note: On a TTM Basis

Accelerating Rent Growth

(Represents growth in annual net effective rent on renewal leases)



Industrial
-3.4%
1.8%
4.3%
9.7%
12.7%
2011
2012
2013
2014
2015

NOI Building Blocks & Upside



Actual Q4 2015 (annualized)
Upside
(in 000's)
~ 3.5% Fwd 12-month growth assumption
(escalators + rent growth + occupancy)
$16.9
$483.4
Potential NOI Upside to Achieve Stabilization
$20.0
$102.2
~ 6.3% Growth Upside on Total NOI
$36.9
$585.6
Same Property NOI
Non-Same Property NOI
Total NOI

- Economic occupancy of non-same property pool of properties is 82%.
- Includes only properties in-service at 12/31/15. Excludes development pipeline.

6% CAGR in Cash Flow (AFFO)

Minor FFO dilution from repositioning and de-leveraging more than offset by growth in cash flow



FFO/Share
AFFO/Share
$1.15
$0.76
$1.15
$0.78
$1.02
$0.82
$1.10
$0.90
$1.18
$0.96
$1.17
$1.01
$1.18
$1.05
2010
2011
2012
2013
2014
2015
2016 Guidance

AFFO Growth		3%	5%	10%	7%	5%	4%
Efficiency Ratio (AFFO/FFO)	66%	68%	80%	82%	81%	86%	89%

Q4 Dividend Increase from Cash Flow Growth

Solid Cash Flow Growth and Improving Payout Ratio since Recession


AFFO per share
Payout Ratio
1.02
0.88
0.74
89%
78%
67%
$0.76
$0.78
$0.82
$0.90
$0.96
$1.01
89%
87%
82%
76%
71%
68%
2010
2011
2012
2013
2014
2015E
AFFO/Share
AFFO Payout Ratio

Very Strong Relative Peer AFFO Payout Ratio


Average: 79%
68%
69%
76%
79%
79%
105%
92%
DRE
FR
DCT
EGP
PLD
STAG
LPT

Source: Average of SNL & FactSet 2016 consensus, as of 2/1716. DRE at guidance mid-point

- Special dividend of $.20 per share for 2015
- 5.9% increase in regular quarterly dividend announced for Q4 2015, with future increases correlated to continued growth in AFFO per share, while maintaining payout ratio in an expected 65% to 75% range
- Taking advantage of superior quality portfolio to generate consistent AFFO growth and future dividend increases


Yusen Logistics, O'Hare submarket, Chicago, IL

CAPITAL STRATEGY

Balance Sheet Quality

- Continue to de-lever and fund development pipeline and near term debt maturities through asset sales
- Improved portfolio quality generating cash flow growth and improved coverage metrics
- Well balanced annual debt maturities
- Significant liquidity with $1.2 billion undrawn LOC
  - Primarily a liquidity cushion
- Leverage metrics at high BBB level
- In January S&P (BBB) and Moody's (Baa2) revised credit outlook <u>from stable to positive</u>

Key Capital Metrics

	2013 Actual	2014 Actual	Q4 2015 Actual	2016 Guidance
Debt + Preferred to Gross Assets	52%	49%	41%	**38 - 42%**
Fixed Charge(1) Coverage Ratio	2.1x	2.4x	3.1x	**3.3 - 3.6x**
Debt + Preferred(1) /EBITDA	7.7	7.0	6.0	**5.6 - 6.0**

(1) FCC and D+P to EBITDA for 2013 and 2014 are calculated based on TTM and Q4 2015 and budget are calculated based on the current quarter annualized.

Balanced Debt Maturities


($ in millions)
Only 31% of debt matures through 2018
$365
$390
$327
$ 730
$ 143
$1,521
2016
2017
2018
2019
2020
Thereafter
Weighted Avg Interest Rate
5.86%
5.88%
5.64%
4.87%
6.66%
4.09%
JV Debt
Secured Debt
Unsecured Debt

* Balances above exclude Lafayette JV CMBS loan which will be eliminated by a conveyance of the properties.

Conservative Relative Debt Structure with Upside

Fixed Charge Coverage Ratio[1]



Industrial Average: 3.7x
3.1x
4.4x
3.8x
3.3x
3.2x
DRE
PLD
EGP
DCT
FR

Net Debt / EBITDA[1]



Industrial Average: 6.7x
6.9x
6.7x
6.5x
6.3x
6.1x
5.9x
5.7x
5.5x
6.0x
6.6x
6.6x
6.7x
6.0x
DRE
PLD
EGP
DCT
FR

	Debt Profile[2] Fixed	Variable	Wtd Avg Rate
DRE	90%	10%	**4.98%**
PLD	88%	12%	3.30%
EGP	85%	15%	3.80%
DCT	81%	19%	4.48%
FR	96%	4%	5.01%

- DRE FCC lower than peers because of more conservative debt structure resulting in higher average interest rate and lower use of credit facilities
- If DRE's debt carried a 4.0% debt rate, the FCC would improve to approximately 4.1x.

Conservative debt structure leaves more room for improvement in coverage and earnings metrics

(1) Source: DRE Q4 Supplemental; Peer Companies – Q4 Wells Fargo Fixed Income research
(2) Source: Company supplementals

WHY DUKE REALTY

Initial Guidance - as of January 27th, 2016

2016 Range of Estimates

(dollars in millions except per share amounts)

Metrics	2015 Actual	Range of Estimates		Key Assumptions
		Pessimistic	Optimistic	
Core FFO per Share Attributable to Common Shareholders - Diluted	$1.17	$1.15	$1.21	- Continued solid operating fundamentals. - Accretive development projects placed in service. - Near-term dilution from dispositions partially offset by development deliveries.
NAREIT FFO per Share Attributable to Common Shareholders - Diluted	$0.86	$1.12	$1.24	- Includes net gains on land sales, debt extinguishment costs and acquisition costs.
Core AFFO per Share Attributable to Common Shareholders - Diluted	$1.01	$1.02	$1.08	- Continued benefits from asset repositioning strategy. - Minimal dilution from dispositions.
Average Occupancy (in service, for bulk distribution and medical office only)	96.4%	95.4%	96.4%	- Strong leasing economics. - Impact from 5 million square feet of spec development added in 2015 and 2016.
Same Property NOI Growth (for bulk distribution and medical office only)	4.5%	2.75%	4.25%	- Occupancy growth slowing. - Continued solid rent growth expected, embedded lease escalators.
Building Acquisitions (Duke share)	$28	$0	$50	- Aggressive pricing for high quality industrial facilities limiting opportunities.
Building Dispositions (Duke share)	$1,818	$600	$900	- Continue to downsize office and prune industrial.
Land Sale Proceeds	$132	$20	$60	- Opportunistic investment sales market.
Development Starts (JVs at 100%)	$684	$400	$600	- Comprised of industrial and medical office. - Monitor markets for speculative industrial opportunities.
Service Operations Income	$14	$8	$12	- Focus on development over third party work. - Lower fees from joint ventures.
General & Administrative Expense	$51	$52	$48	- Stable G&A expectations.
Effective Leverage	41%	42%	38%	- Deleveraging through dispositions
Fixed Charge Coverage (Q4)	3.1	3.3	3.6	- Disposition proceeds partially used for further deleveraging. - High coupon debt maturity. - Strong operational performance.
Net Debt to EBITDA (Q4)	6.0	6.0	5.6	- Reflects deleveraging and strong operational performance.

Why Duke Realty?

- ✓ Talent and Leadership with Proven Ability to Execute
- ✓ Superior Asset Quality
- ✓ Strategically Located Land Bank and Experienced Development Capabilities
- ✓ Proven Operational Success and Future Growth Opportunities
- ✓ Balance Sheet Strength
- ✓ Relative Value vs. Peers
- ✓ Top Tier Corporate Governance*

**ISS Quickscore launched in 2013 based on four "pillars" - Board Structure, Shareholder Rights, Compensation and Audit, which roll up scores from over 50 variables. For 2013, 2014 & 2015, DRE score ranked in top 10% of the Russell 3000 (excluding S&P 500 firms). For REIT sector, a leading research firm ranked DRE's composite corporate governance score in the 86th percentile on average 2010 -2015.*

Forward-Looking Statement

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in our most recent quarter supplemental report, which is available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.